UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2023

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, Innovative International Acquisition Corp. (“IOAC”) entered into the Agreement and Plan of Merger and Reorganization (as may be amended or supplemented, the “Merger Agreement”), dated as of October 13, 2022, by and among IOAC, Zoomcar, Inc. (“Zoomcar”), Innovative International Merger Sub Inc. (“Merger Sub”) and Greg Moran, in the capacity as the Seller Representative for the purposes and as described under the Merger Agreement (the “Seller Representative”). Pursuant to the Merger Agreement, IOAC will continue out of the Cayman Islands and re-domesticate into a Delaware corporation (the “Domestication”). We refer to transactions contemplated by the Merger Agreement, collectively, including the Domestication and the issuance of IOAC securities in connection therewith, as the “Business Combination”. In connection with the Domestication and the Business Combination, IOAC will be renamed “Zoomcar Holdings, Inc.” (referred to herein as “New Zoomcar”).

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Hearing Scheduled

As previously disclosed, on November 20, 2023, IOAC received a written notice (the “Nasdaq Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because IOAC has not regained compliance with the Market Value of Listed Securities Standard (the “MVLS Rule”), IOAC’s securities (units, ordinary shares and warrants) will be suspended from The Nasdaq Global Market unless IOAC timely requests a hearing to appeal such decision before the Nasdaq Hearings Panel (the “Panel”). IOAC has requested a hearing before the Panel, and the delisting action has been stayed by Nasdaq pending the issuance of the Panel’s decision following the hearing. IOAC’s securities will continue to trade on The Nasdaq Global Market pending the ultimate conclusion of the hearing process. It was previously disclosed that the hearing had been scheduled to March 14, 2024.

On December 9, 2023, Nasdaq informed IOAC that the hearing has been rescheduled to February 20, 2024 (“Hearing Date”). We expect the Business Combination to be completed prior to the Hearing Date, and assuming that New Zoomcar will be in compliance with the listing criteria of the Nasdaq, such hearing will be canceled.

Item 8.01 Other Events.

New Ananda Trust Note

As previously disclosed on IOAC’s current reports on Form 8-K, IOAC previously issued multiple promissory notes to Innovative International Sponsor I LLC, IOAC’s sponsor (the “Sponsor”), and its affiliates, including Ananda Small Business Trust (“Ananda Trust”), for general operating purposes and for expenses incurred in connection with the extension of the date by which IOAC must consummate an initial business combination (the “Existing Notes”). As of the date hereof, the aggregate amount outstanding under the Existing Notes owed to Ananda Trust is approximately $2,027,840, payable on the date of the consummation of the Business Combination. Of such outstanding amount, $500,000 may be converted, at Ananda Trust’s option, into IOAC Class A ordinary shares at a conversion price of $10.00 per share, and approximately $1,527,840 is payable only in cash. In connection with the consummation of the Business Combination with Zoomcar, IOAC intends to enter into an arrangement with Ananda Trust, an affiliate of the Sponsor, whereby IOAC will issue to Ananda Trust an unsecured convertible promissory note in an amount equal to the total amount owed to Ananda Trust under the Existing Notes (the “New Ananda Trust Note”). The New Ananda Trust Note is expected to be issued before the closing of the proposed Business Combination. It is expected that the New Ananda Trust Note will bear no interest, the principal balance of the New Ananda Trust Note will be payable by New Zoomcar 90 days after the consummation of the Business Combination (the “Maturity Date”), and, on the Maturity date, Ananda Trust may convert any amounts outstanding under the New Ananda Trust Note into shares of common stock, par value $0.0001 per share, of New Zoomcar, at a conversion price lower than the redemption price per public share at the closing of the Business Combination.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, IOAC has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-269627) (the “Registration Statement”), which includes the joint proxy statement/consent solicitation statement/prospectus (the “Proxy Statement/Prospectus/Consent Solicitation Statement”). The Registration Statement was declared effective on September 29, 2023. IOAC has mailed the Proxy Statement/Prospectus/Consent Solicitation Statement and other relevant documents to its shareholders. The Proxy Statement/Prospectus/Consent Solicitation Statement was supplemented by Supplement No. 1 on October 20, 2023 and Supplement No. 2 on November 17, 2023. IOAC intends to file Supplement No. 3 to the Proxy Statement/Prospectus/Consent Solicitation Statement in order to reflect certain developments that occurred after the date of the Proxy Statement/Prospectus/Consent Solicitation Statement.

This document is not a substitute for the Proxy Statement/Prospectus/Consent Solicitation Statement. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (AS UPDATED BY SUPPLEMENT NO. 1 ON OCTOBER 20, 2023 AND SUPPLEMENT NO. 2 ON NOVEMBER 17, 2023) AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZOOMCAR, IOAC, THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the Business Combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.

 Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

These forward-looking statements and factors that may cause actual results and the timing of events to differ materially from the anticipated results include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against IOAC, Zoomcar, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of IOAC or stockholders of Zoomcar; (4) the inability of Zoomcar to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Zoomcar as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain its reputation, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Zoomcar and the combined company (including the effects of the ongoing global supply chain shortage); (10) Zoomcar’s limited operating history and history of net losses; (11) Zoomcar’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Zoomcar’s customers; (12) costs related to the Business Combination; (13) unfavorable interpretations of laws or regulations or changes in applicable laws or regulations; (14) the possibility that Zoomcar or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Zoomcar’s estimates of expenses and profitability; (16) the evolution of the markets in which Zoomcar competes; (17) political instability associated with operating in current and future emerging markets Zoomcar has entered or may later enter; (18) risks associated with Zoomcar maintaining inadequate insurance to cover risks associated with business operations now or in the future; (19) the ability of Zoomcar to implement its strategic initiatives and continue to innovate its existing products; (20) the ability of Zoomcar to adhere to legal requirements with respect to the protection of personal data and privacy laws; (21) cybersecurity risks, data loss and other breaches of Zoomcar’s network security and the disclosure of personal information or the infringement upon Zoomcar’s intellectual property by unauthorized third parties; (22) risks associated with the performance or reliability of infrastructure upon which Zoomcar relies, including, but not limited to, internet and cellular phone services; (23) the risk of regulatory lawsuits or proceedings relating to Zoomcar’s products or services; (24) increased compliance risks associated with operating in multiple foreign jurisdictions at once, including regulatory and accounting compliance issues; (25) Zoomcar’s exposure to operations in emerging markets where improper business practices may be prevalent; and (26) Zoomcar’s ability to obtain additional capital when necessary.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by IOAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and IOAC and Zoomcar disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Zoomcar’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:	/s/ Mohan Ananda
Name:	Mohan Ananda
Title:	Chief Executive Officer

Dated: December 14, 2023